UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 4, 2005

                          IMCLONE SYSTEMS INCORPORATED
               (Exact name of Registrant as Specified in Charter)

       Delaware                 0-19612                 04-2834797
       (State of           (Commission File          (I.R.S. Employer
   incorporation or             Number)            Identification No.)
     organization)

                          180 Varick Street, 6th Floor
                            New York, New York 10014
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 645-1405
              (Registrant's telephone number, including area code)


                                       N/A

             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

------------------------------------------------------------------------------

Item 1.01.              Entry into a Material Definitive Agreement

      On March 4, 2005, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors approved the performance criteria that will be used to determine executive officer cash bonus awards under the Company's Annual Incentive Plan for the fiscal year ending December 31, 2005 ("Fiscal Year 2005"). The Fiscal Year 2005 performance criteria, subject to the maximum specified in the next sentence, are revenues, earnings, achievement of specific product-related targets based on position and a discretionary factor. The maximum permitted bonuses under the Annual Incentive Plan for Fiscal Year 2005 pursuant to the requirements of Internal Revenue Code Section 162(m) are determined based on operating income. Maximum bonuses for the Chief Executive Officer and the next four most highly paid executives shall be allocated from a pool equal to two percent of the Company's 2005 operating income, with the maximum bonuses equal to 40 percent, 25 percent, 15 percent, 10 percent and 10 percent of that bonus pool, respectively. Actual bonuses will be determined by the Committee based on satisfaction of the performance criteria. A copy of the Annual Incentive Plan was filed as an appendix to the Company's Proxy Statement for its 2003 Annual Meeting of Shareholders, filed August 21, 2003, and is incorporated by reference herein.



                                           2

-------------------------------------------------------------------------------

                                      SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      IMCLONE SYSTEMS INCORPORATED

                                      By:/s/ Michael J. Howerton
                                         ---------------------------------
                                         Name: Michael J. Howerton
                                         Title:   Chief Financial Officer


Date:  March 4, 2005


                                           3

-------------------------------------------------------------------------------